                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
                                                              [ ]      Confidential, for Use of the Commission
                                                                       Only (as permitted by Rule 14a-6 (e) (2))
[X]  DEFINITIVE PROXY STATEMENT

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            FORSYTH BANCSHARES, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


-------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  NO FEE REQUIRED.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

         2)   Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------------------

         4)   Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

         5)   Total fee paid:

              -----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:

              -----------------------------------------------------------------

         2)   Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

         3)   Filing Party:

              -----------------------------------------------------------------

         4)   Date Filed:

              -----------------------------------------------------------------

                            FORSYTH BANCSHARES, INC.
                                 P.O. BOX 2820
                               CUMMING, GA 30028
                                  770-886-9500


                                                                 April 28, 1999


TO OUR SHAREHOLDERS:

         You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Forsyth Bancshares, Inc., which will be held at the Sawnee Community Center on Tuesday, May 18, 1999, at 10:00 a.m., local time.

         At the Annual Meeting, you will be asked to consider and vote upon (i) the election of seventeen directors to serve until the Annual Meeting of Shareholders in 2000 and until their successors are elected and qualified and
(ii) such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

         Enclosed are the Notice of Annual Meeting, Proxy Statement, Proxy and 1998 Annual Report to Shareholders. We are proud of our progress and we encourage you to review carefully our Annual Report.

         We hope you can attend the Annual Meeting of Shareholders and vote your shares in person. In any case, please complete the enclosed Proxy and return it to us. Your completion of the Proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your Proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement.

         If you have any questions about the Proxy Statement or our Annual Report, please contact us.



                                   Sincerely,


                                   /s/ James J. Myers

                                   James J. Myers
                                   Chairman of the Board

                            FORSYTH BANCSHARES, INC.
                                 P.O. BOX 2820
                               CUMMING, GA 30028
                                  770-886-9500



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, MAY 18, 1999


         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at the Sawnee Community Center, located at 1090 Tribble Gap Road, Cumming, Georgia 30040 on Tuesday, May 18, 1999, at 10:00 a.m., local time (the "Annual Meeting"), for the following purposes:

         1. To consider and vote upon the re-election of seventeen (17) directors to serve until the Annual Meeting of Shareholders in 2000 and until their successors have been duly elected and qualified.

         2. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Only shareholders of record at the close of business on April 10, 1999, are entitled to notice of, and to vote at, the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.


                                    By Order of the Board of Directors,


                                    /s/ David H. Denton

                                    David H. Denton
                                    President & Chief Executive Officer



Cumming, Georgia
April 28, 1999

YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY IN THE ENVELOPE PROVIDED SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES. RETURNING YOUR PROXY DOES NOT DEPRIVE YOU OF YOUR RIGHT TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON.

                            FORSYTH BANCSHARES, INC.

                        -------------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 18, 1999

                        -------------------------------


                                  INTRODUCTION

GENERAL

         This Proxy Statement is being furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 1999 Annual Meeting of Shareholders to be held at Sawnee Community Center, located at 1090 Tribble Gap Road, Cumming, Georgia 30040, on Tuesday, May 18, 1999, and at any postponements or adjournments thereof (the "Annual Meeting").

         The Annual Meeting is being held to consider and vote upon (i) the re-election of seventeen (17) directors to serve until the Company's Annual Meeting of Shareholders in 2000 and until their successors are elected and qualified and (ii) such other business as may properly come before the Annual Meeting. The Board of Directors of the Company knows of no other business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. This proxy solicitation is being made by Forsyth Bancshares, Inc.

         The Company's 1998 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1998, accompanies this Proxy Statement. These materials are first being mailed to the shareholders of the Company on or about April 28, 1999.

RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

         The Company's Board of Directors has fixed April 10, 1999 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only shareholders of the Company on the Record Date will be entitled to vote at the Annual Meeting. On the Record Date, there were 800,000 shares of the no par value common stock of the Company ("Common Stock" or "Shares") issued and outstanding and held by approximately 613 holders of record.

         Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each Share of Common Stock held of record on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. IF NO INSTRUCTIONS ARE INDICATED, SUCH SHARES OF COMMON STOCK WILL BE VOTED "FOR" ELECTION OF ALL SEVENTEEN NOMINEES FOR DIRECTOR NAMED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.

         A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, at Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, (ii) properly submitting to the Company a duly executed proxy bearing a later date to P.O. Box 2820, Cumming, Georgia 30028, or (iii) appearing in person at the Annual Meeting and voting in person.

         The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per Share held as of the Record Date. In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of Shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

NOMINEES

         The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

         At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, David H. Denton, Charles
D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 17 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one-year term which will expire at the Annual Meeting of Shareholders in 2000.

         The Company has not nominated anyone to replace Bill H. Barnett, who resigned as director in 1998. Moreover, the Company has decreased the size of its Board of Directors from 18 directors to 17 directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT ALL OF THE NOMINEES FOR ELECTION AS DIRECTORS.

         If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the Shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

VOTE REQUIRED

         This Proposal requires approval by a "plurality" of the votes cast by the Shares entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the Shares entitled to vote and voting at the Annual Meeting vote in favor of Proposal One. With respect to Proposal One, abstentions and "broker non-votes" will be counted as Shares present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information regarding the seventeen (17) nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee has been a director of the Company since its organization in 1996. Stock ownership and other information is as of March 31, 1999.

                 NOMINEES FOR DIRECTOR AND CONTINUING DIRECTORS

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                           OWNED
NAME (AGE)                                 BUSINESS INFORMATION                        (PERCENTAGE)(1)
----------                                 --------------------                        ---------------
Catherine M. Amos          Ms. Amos, a native of Forsyth County, Georgia, has             19,500(2)
(47)                       been the President of Amos Properties, Inc., an                 (2.44)%
                           owner of commercial real estate properties, since
                           1989, and the Secretary and Treasurer and co-owner
                           of Amos Plumbing & Electrical Co., Inc., a
                           contracting firm, since 1975. Ms. Amos is a member
                           of the Lake Lanier Islands Authority as well as a
                           member of several other civic, social and community
                           organizations. Ms. Amos is also a director of the
                           Bank.

Jeffrey S. Bagley          Mr. Bagley, a native of Forsyth County, Georgia, has            5,000
(37)                       been a Judge for the State Court of Forsyth County                (*)
                           since 1997. Mr. Bagley was a partner with the law
                           firm of Boling, Rice, Bettis, Bagley, & Martin from
                           1992 until 1997. He is a member of the Rotary Club
                           of South Forsyth County as well as several other
                           civic and social organizations. Mr. Bagley is also a
                           director of the Bank.

Danny M. Bennett           Mr. Bennett, a native of Forsyth County, Georgia,              10,000(3)
(38)                       is the President of GeoCorp Development Co., Inc., a            (1.25%)
                           land development company located in Cumming,
                           Georgia. He is also a Vice President and
                           Construction Engineer with Georgia North
                           Contracting, Inc. Mr. Bennett has been an officer of
                           each of these companies since 1988. Mr. Bennett is
                           also a director of the Bank.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                           OWNED
NAME (AGE)                                 BUSINESS INFORMATION                        (PERCENTAGE)(1)
----------                                 --------------------                        ---------------
Michael P. Bennett         Mr. Bennett is a resident of Forsyth County, Georgia             7,500(4)
(55)                       and is on the Board of Directors for Forsyth County                (*)
                           Farm Bureau. Mr. Bennett is also the Chief Financial
                           Officer and Secretary of 5 Bennett Farms, Inc. and
                           served on the Forsyth County Commission from 1987 to
                           1994. Mr. Bennett has been a self-employed farmer
                           since 1975. Mr. Bennett is also a director of the
                           Bank.

Bryan L. Bettis            Mr. Bettis, a native of Forsyth County, Georgia, has             5,000(5)
(37)                       been the Vice President of Midway Building Supply,                 (*)
                           Inc. in Alpharetta, Georgia, since 1978. Mr. Bettis
                           is also the President of Bettis Construction, Inc.,
                           a residential construction company, and a member of
                           the Rotary Club of South Forsyth County.

Talmadge W. Bolton         Mr. Bolton, a native of Forsyth County, Georgia, has            10,000(6)
(65)                       been the Chief Executive Officer of Bolton's Truck               (1.25)%
                           Parts, Inc., since 1978. He is a member of Lafayette
                           Masonic Lodge No. 44 and a board member of the
                           Forsyth County Department of Family & Children
                           Services and the Forsyth County Zoning Department.
                           Mr. Bolton is also a director of the Bank.

Thomas L. Bower III        Mr. Bower has been a resident of Gainesville,                   10,000
(47)                       Georgia for 23 years. Mr. Bower is the                           (1.25)%
                           Secretary/Treasurer of Clipper Petroleum, Inc. with
                           whom he has been associated since 1974, and a
                           partner in B&B Associates, a real estate and
                           convenience store partnership. Mr. Bower also serves
                           on the Board of Directors for the Hall County Humane
                           Society.

Charles R. Castleberry     Mr. Castleberry, a native of Forsyth County,                     5,000(7)
(45)                       Georgia, has been employed by Progressive Lighting,                (*)
                           Inc. as a manager and representative since 1985. Mr.
                           Castleberry is a member of the Rotary Club of South
                           Forsyth County, a member and past director of the
                           Cumming Chamber of Commerce, and past Chairman of
                           the Board for the Forsyth County Planning and
                           Development Board.

David H. Denton            Mr. Denton is a resident of Forsyth County, Georgia              5,800(8)
(53)                       and has over 32 years of banking experience in the                 (*)
                           State of Georgia. He served as Senior Vice President
                           of The Peoples Bank of Forsyth County from 1990
                           through June 1996. Mr. Denton is a member of the
                           Rotary Club of South Forsyth, the Forsyth Central
                           Band Boosters, the Cumming First United Methodist
                           Church, and the Boy Scouts of America where he
                           serves on the Executive Board of the Northeast
                           Georgia Council. Mr. Denton is the President and
                           Chief Executive Officer of both the Company and the
                           Bank as well as a director of the Bank. He has held
                           his positions with the Company and the Bank since
                           inception.

                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                           OWNED
NAME (AGE)                                 BUSINESS INFORMATION                        (PERCENTAGE)(1)
----------                                 --------------------                        ---------------
Charles D. Ingram          Mr. Ingram, a native of Forsyth County, Georgia, has             5,000
(56)                       been a co-owner and President of I & S Investments,               (*)
                           Inc. since 1989. Mr. Ingram was formerly the
                           President of Forsyth County Bank and served on the
                           advisory board for Wachovia Bank. Mr. Ingram is also
                           a director of the Bank.

Herbert A. Lang, Jr.       Mr. Lang is a long-time resident of Forsyth County              10,000
(47)                       and has been the owner of Lang Signs, a sign                     (1.25)%
                           manufacturer, since 1973. He is a member of the
                           Rotary Club of South Forsyth County. Mr. Lang is
                           also a director of the Bank.

John P. McGruder           Dr. McGruder is a resident of Cumming, Georgia and              10,000(9)
(57)                       has been the co-owner of Crestview Animal Hospital               (1.25)%
                           since 1984. He is also a member of the Cumming First
                           United Methodist Church where he serves on the
                           Building Committee.

James J. Myers             Mr. Myers is a resident of Forsyth County, Georgia               7,500(10)
(49)                       and has been the owner of James J. Myers, CPA, PC                  (*)
                           since 1991. Mr. Myers has been a CPA since 1976 and
                           is a member of the Cumming Forsyth Optimist Club and
                           Leadership Forsyth. Mr. Myers is Chairman of the
                           Company's Board of Directors and also Chairman of
                           the Board of Directors of the Bank.

Danny L. Reid              Mr. Reid, a native of Forsyth County, Georgia, has              10,000(11)
(46)                       been a co-owner of Reid & Reid Grading and Pipeline,             (1.25)%
                           Inc., a grading contractor and developer, since
                           1982. Mr. Reid is also a director of the Bank.

Charles R. Smith           Mr. Smith is a resident of Forsyth County and has               25,000(12)
(70)                       presided as a Judge of the Municipal Court of                    (3.13)%
                           Cumming, Georgia, since 1992. Mr. Smith is a retired
                           former partner of Smith & Smith, Attorneys at Law,
                           with whom he was a partner since 1956. He was an
                           organizer, director and former Chairman of the Board
                           of The Peoples Bank of Forsyth County. Mr. Smith is
                           also a director of the Bank.

Wyatt L. Willingham        Mr. Willingham is a resident of Cumming, Georgia and             7,500(13)
(46)                       is the Vice ) President and General Manager of North               (*)
                           Georgia Fast Foods, Inc., with which he has been
                           associated since 1973. Mr. Willingham is a member of
                           the Mount Zion Lodge and the Yaarab Temple. Mr.
                           Willingham is also a director of the Bank.

Jerry M. Wood              Mr. Wood is a long-time resident of Forsyth County               5,000(14)
(50)                       and has been the President and owner of Wood Ace                   (*)
                           Hardware Company since 1980. Mr. Wood is a founding
                           member of the Rotary Club of South Forsyth County
                           and has served as Chairman of Finance, Chairman of
                           the Trustees, and Secretary of the Building
                           Committee of the Midway United Methodist Church.

                               EXECUTIVE OFFICERS


                                                                                           SHARES
                                                                                        BENEFICIALLY
                                                                                           OWNED
NAME (AGE)                                 BUSINESS INFORMATION                        (PERCENTAGE)(1)
----------                                 --------------------                        ---------------
Jimmy S. Fagan             Mr. Fagan is the  Executive Vice President of the               10,000(15)
(62)                       Company and also the Executive Vice President of the             (1.25)%
                           Bank, and has held these positions with the Company
                           and the Bank since their inception. He is a
                           long-time resident of Cumming, Georgia and has over
                           33 years of banking experience in Forsyth County,
                           Georgia. Prior to joining the Company, he served as
                           Vice Chairman and President of The Peoples Bank of
                           Forsyth County, with which he was associated since
                           1984. He is a member of the Rotary Club of South
                           Forsyth County and the Forsyth Development
                           Authority.

Holly R. Hunt              Mrs. Hunt is the Vice President, Secretary and                     - 0 -
(40)                       Treasurer of the Company. Mrs. Hunt is also the                     (*)
                           Chief Financial Officer of the Bank. She has been an
                           officer of the Company and the Bank since November
                           1998. Mrs. Hunt is a resident of Cleveland, Georgia
                           and has over 14 years of banking experience in the
                           State of Georgia. Prior to joining the Company, she
                           was an independent bank consultant from June 1997 to
                           November 1998 and Vice President and Internal
                           Auditor for Regions Bank, formerly Metro Bank, from
                           October 1994 to July 1997.

Timothy M. Perry           Mr. Perry is the Senior Lending Officer and Senior               2,000(16)
(37)                       Vice President of the Bank. He is a resident of                    (*)
                           Cumming, Georgia and has over 18 years of banking
                           experience in the State of Georgia. Mr. Perry has
                           been an officer of the Bank since its inception in
                           1997. Prior to joining the Bank, he was Senior Vice
                           President/Senior Credit Officer of Barrow Bank &
                           Trust Company from 1995 through June 1996 and Vice
                           President, Commercial Lending of The Peoples Bank of
                           Forsyth County from 1986 through 1995.

DIRECTORS AND OFFICERS AS A GROUP (20 PERSONS)                                            169,800
                                                                                           (21.23)%

---------------------------

(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2) Includes 11,500 Shares owned jointly with Ms. Amos' husband, as to which Shares Ms. Amos may be deemed to share voting and investment power.
(3) Includes 5,000 Shares owned jointly with Mr. Bennett's wife, as to which Shares Mr. Bennett may be deemed to share voting and investment power.
(4) All 7,500 Shares are owned jointly with Mr. Bennett's wife, and Mr. Bennett may be deemed to share voting and investment power.

(5) All 5,000 Shares are owned jointly with Mr. Bettis' business partner and Mr. Bettis may be deemed to share voting and investment power.
(6) All 10,000 Shares are held by the trustee for the Talmadge W. Bolton Living Trust.
(7) All 5,000 Shares are owned jointly with Mr. Castleberry's wife, and Mr. Castleberry may be deemed to share voting and investment power.
(8) Includes 5,000 Shares held by the trustee for the IRA of Mr. Denton, 200 Shares owned jointly with Mr. Denton's wife, and 600 Shares held by Mr. Denton's three children, as to which Shares Mr. Denton may be deemed to share voting and investment power.
(9) All 10,000 Shares are owned jointly with Mr. McGruder's wife, and Mr. McGruder may be deemed to share voting and investment power.
(10)     Includes 2,500 Shares held by the trustee for the IRA of Mr. Myers.
(11) Includes 5,000 Shares owned jointly with Mr. Reid's wife, as to which Shares Mr. Reid may be deemed to share voting and investment power.
(12) All 25,000 Shares are owned jointly with Mr. Smith's wife, and Mr. Smith may be deemed to share voting and investment power.
(13) All 7,500 Shares are owned jointly with Mr. Willingham's wife, and Mr. Willingham may be deemed to share voting and investment power.
(14) Includes 3,000 Shares owned jointly with Mr. Wood's wife and 2,000 Shares owned jointly with Mr. Wood's daughter, as to which Shares Mr. Wood may be deemed to share voting and investment power.
(15) All 10,000 Shares are owned jointly with Mr. Fagan's wife, and Mr. Fagan may be deemed to share voting and investment power.
(16) Includes 1,000 Shares owned jointly with Mr. Perry's wife, as to which Shares Mr. Perry may be deemed to share voting and investment power.
(*)      Less than one percent.

         None of the members of Board of Directors are related, except that John P. McGruder's wife is a first cousin to Catherine M. Amos.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Investment Committee, Loan Committee and Personnel Committee. During 1998, the full Board of Directors held ten (10) meetings, the Audit Committee held three (3) meetings, the Investment Committee held two (2) meetings, the Loan Committee held forty-one (41) meetings, and the Personnel Committee held two (2) meetings. With the exception of Bryan L. Bettis, Thomas L. Bower, III and Jerry
M. Wood, each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member.

         The Audit Committee is responsible for reviewing with the Company's independent accountants, their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. During 1998, the Audit Committee was composed of Catherine M. Amos, Michael P. Bennett, Talmadge W. Bolton, James J. Myers and Charles R. Smith. Effective January 1, 1999, the Audit Committee members for fiscal year 1999 are Catherine M. Amos, Jeffrey S. Bagley, James J. Myers and Charles R. Smith.

         The Investment Committee is responsible for ensuring that guidelines provided by them in the investment policy are carried out by management. During 1998, the Investment Committee was composed of Jeffrey S. Bagley, Danny M. Bennett, Herbert A. Lang, Jr., James J. Myers and Danny L. Reid. Effective January 1, 1999, the Investment Committee members for the fiscal year 1999 are Danny M. Bennett, Talmadge W. Bolton, Herbert A. Lang, and John P. McGruder.

         The Loan Committee is responsible for ensuring that policy and regulation guidelines are adhered to by lending personnel. Loans in excess of the lending limits of personnel are reviewed and approved by the committee. During 1998, the Loan Committee was composed of Michael P. Bennett, Charles D. Ingram, John P. McGruder, James J. Myers and Wyatt L. Willingham. Effective January 1, 1999, Danny L. Reid has taken the place of John P. McGruder as a member of the Loan Committee.

         The Personnel Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. The Personnel Committee is composed of Jeffrey S. Bagley, Charles D. Ingram and James J. Myers.

         The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section
3.8 of the Bylaws of the Company. For more information on nomination procedures, see "Shareholders' Proposals and Nomination Procedures for the Annual Meeting of Shareholders in 2000" below.

DIRECTOR COMPENSATION

         During 1998, the directors did not receive any compensation for attending Company or Bank Board of Directors meetings or meetings of committees of the Board of Directors. Effective January 1, 1999, directors, who are not employees of the Company or the Bank, will begin receiving compensation. Directors will receive $100 for each Bank Board of Directors meeting attended and $25 for each committee meeting attended.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         As of March 31, 1999, the 20 directors and executive officers of the Company beneficially owned 169,800 Shares or 21.23% of the Common Stock of the Company. The Company is unaware of any person that beneficially owns more than five percent (5%) of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1999 by each of the Company's directors, director nominees and executive officers, see "Proposal One - Election of Directors - Information Regarding Nominees and Continuing Directors."

                             EXECUTIVE COMPENSATION


SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

         Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and four other most highly compensated executive officers who receive compensation in excess of $100,000 per year (collectively, the "Named Executive Officers"). For purposes hereof, only David H. Denton, the Company's President and Chief Executive Officer, and Jimmy S. Fagan, the Company's Executive Vice President, earned over $100,000 in salary and bonus during 1998, or for any other period since the Company's inception. The following table summarizes by various categories, for the fiscal years ended December 31, 1998, 1997 and 1996, the total compensation paid by the Company to its Named Executive Officers.

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION (1)
                                        -----------------------------------
                                                                                     ALL OTHER
         NAME AND POSITION              YEAR          SALARY          BONUS       COMPENSATION (2)
         -----------------              ----          ------          -----       ----------------

David H. Denton                         1998         $98,000            0             $1,440
    President and                       1997          96,974            0              1,440
    Chief Executive Officer             1996          41,083            0                 --

Jimmy S. Fagan                          1998         108,900(3)         0                170
    Executive Vice President            1997         108,900(3)         0                170
                                        1996          18,150            0                 --

-------------------
(1) Excludes perquisites and other personal benefits, the aggregate amount of which did not, in the case of any Named Executive Officer, exceed $50,000 or 10% of such Named Executive Officer's annual salary and bonus in any year.
(2) This amount represents the dollar value of excess life insurance benefits received by the Named Executive Officer in each year.
(3) Includes $11,400 of compensation earned in each of 1998 and 1997, which was deferred by Mr. Fagan in accordance with his Executive Deferred Compensation Agreement.

EMPLOYMENT AGREEMENT WITH DAVID H. DENTON

         David H. Denton and the Company have entered into an employment agreement pursuant to which Mr. Denton serves as the President and Chief Executive Officer of the Company and the Bank. The employment agreement provides for a salary of $98,000 plus annual medical insurance premium. Mr. Denton is eligible to participate in any management incentive program of the Company or the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Denton may participate in the Company's or the Bank's retirement, welfare and other benefit programs and is entitled to reimbursement for automobile expenses and travel and business expenses. The Company maintains a key man life insurance policy on Mr. Denton providing for death benefits in the amount of $600,000 payable to the Company and $400,000 payable to Mr. Denton's family.

         The employment agreement provides for an initial term of five years, beginning on June 28, 1996, and can be extended by the Company at the end of each year for an additional year, so that the remaining term shall continue to be five years. If the Company terminates Mr. Denton's employment without cause or if Mr. Denton's employment is terminated due to a sale, merger or dissolution of the Company or the Bank, the Company will be obligated to continue his salary and bonus for the first twelve months. Furthermore, in such cases, the Company must remove any restrictions on outstanding incentive awards so that all such awards vest immediately and the Company must continue to provide his life insurance and medical benefits until he reaches the age of 65.

         In addition, the employment agreement provides that following termination of his employment with the Company and for a period of twelve months thereafter, Mr. Denton may not: (i) be employed in the banking business as a director, officer at the vice president level or higher, or organizer or promoter of, or provide executive management services to, any financial institution within Forsyth County; or (ii) solicit employees of the Bank for employment.

         The Company has not entered into an Employment Agreement with any other officer or employee of the Company or the Bank.

BANK 401(K) PLAN

         The Bank established, effective January 1, 1998, a qualified salary deferral plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, beginning on the first day of their employment with the Bank. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Bank may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. During 1998, the Bank did not make any matching contributions to the 401(k) Plan. However, matching contributions to the 401(k) Plan may be made in the future at the discretion of the Bank's Board of Directors. Participants are immediately 100% vested in their Basic and Supplemental Contributions.

EXECUTIVE DEFERRED COMPENSATION AGREEMENTS

         The Company has deferred compensation agreements with certain of the Company's executive officers under which each executive has agreed to reduce his salary in exchange for annual benefits upon retirement. Amounts of compensation deferred pursuant to the deferred compensation agreements are included in the salaries of the Named Executive Officers disclosed in the Summary Compensation Table in the year such compensation is earned. Such compensation will not be included in such individual's salary in the Summary Compensation Table in the later year in which he actually receives such compensation. The Named Executive Officers are entitled to the following amounts upon retirement or attaining age 65 under such deferred compensation agreements: Jimmy S. Fagan - $11,400 annually.

         Each of the deferred compensation agreements provide that in the event of a change of control of the Company (as defined in the agreements), the officer (i) if he has not yet qualified for early retirement benefits, shall have the right to demand his withdrawal benefits (which is an amount approximately equal to the amount of salary deferred under the agreement by the officer) in a single lump sum payment, or (ii) if he has qualified for early retirement benefits or has begun receiving a retirement benefit under his deferred compensation agreement, shall have the right to demand his benefits in a single lump sum payment in an amount equal to the annual amount to which the officer is entitled times the number of years remaining in his life expectancy based on the actuarial assumptions used in connection with the Company's Pension Plan at that time, reduced to present value using 6% per annum.

                CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

         Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions are expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectability or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1998, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $1,776,000 which represented 26.64% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $3,406,000 at December 31, 1998.

         None of the Bank's loans outstanding at any time during or subsequent to 1998 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than 10% beneficial owners were complied with by such persons.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, officers, directors, and regular employees of the Company may solicit proxies personally or by telephone, telegraph or other means without additional compensation. The Company will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of Common Stock held in their names.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On March 17, 1998, the Company appointed Mauldin & Jenkins, LLC as the Company's independent public accountants and dismissed the Company's former auditors, Porter Keadle Moore, LLP. The decision to change accountants was unanimously approved by the Company's Board of Directors. There were no disagreements with the former auditors on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure with respect to the Company's financial statements for the fiscal year ended December 31, 1997 or through the time of replacement.

         Mauldin & Jenkins, LLC acted as the Company's independent public accountants for the fiscal year ended December 31, 1998. Representatives of Mauldin & Jenkins, LLC will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to answer questions concerning the financial affairs of the Company.

               SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                 FOR THE ANNUAL MEETING OF SHAREHOLDERS IN 2000

         Director nominations and other proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2000 must be submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company and in accordance with applicable rules of the SEC. The effect of those provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced section of the Bylaws, in writing to the Company on or before December 30, 1999 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 2000 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Holly R. Hunt, 501 Tri-County Plaza, Cumming, Georgia 30040. A copy of the above-referenced section of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

         Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. These requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director within certain time frames; (ii) the name and certain biographical information on the nominee; and (iii) the notice be accompanied by a sworn or certified statement by the shareholder which indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.

                                 OTHER MATTERS

         The management of the Company does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

         The management of the Company urges you to attend the Annual Meeting and to vote your Shares in person. Whether or not you plan to attend, please sign and promptly return your proxy. Your proxy may be revoked at any time before it is voted. Such proxy, if executed and returned, gives discretionary authority with respect to any other matters that may come before the Meeting.

                          ANNUAL REPORT ON FORM 10-KSB

         Upon the written request of any person whose proxy is solicited by this Proxy Statement, the Company will furnish to such person without charge (other than for exhibits) a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998, including financial statements and schedules thereto, as filed with the SEC. Requests may be made to Forsyth Bancshares, Inc., 501 Tri-County Plaza, Cumming, Georgia 30040, Attention:
Holly R. Hunt, Secretary of the Company.


                                 By Order of the Board of Directors,


                                 /s/ David H. Denton

                                 DAVID H. DENTON
                                 President & Chief Executive Officer


Cumming, Georgia
April 28, 1999

                                     PROXY

                            FORSYTH BANCSHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints David H. Denton and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at the Sawnee Community Center on May 18, 1999 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Annual Meeting").

1. ELECTION OF DIRECTORS

   [ ] FOR ALL NOMINEES FOR DIRECTOR LISTED BELOW.              [ ] WITHHOLD AUTHORITY
     (except as marked to the contrary below)                     (to vote for all nominees listed)

Catherine M. Amos, Jeffrey S. Bagley, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, David H. Denton, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood.

To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                    (Continued and to be signed on reverse)

2. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                   [ ] AUTHORIZED         [ ] NOT AUTHORIZED

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                                  Dated                   , 1999
                                                  ------------------------------

                                                  ------------------------------

                                                  ------------------------------
                                                  Signature(s) of Shareholder(s)

                                                  Please date and sign this
                                                  proxy exactly as the names
                                                  appear hereon. In the case of
                                                  joint tenants, each joint
                                                  owner should sign. If a
                                                  corporation, please sign in
                                                  full corporate name by
                                                  president or other authorized
                                                  officer. When signing as
                                                  attorney, executor, trustee,
                                                  administrator or guardian,
                                                  please give full title as
                                                  such. If a partnership, please
                                                  sign in partnership name by
                                                  authorized person.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
          AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE